Exhibit 99.1
                                                                    ------------

   BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 03/31/02
   Distribution Date: 04/25/02
   --------------------------------------------------------------------------------------------------------------------------------
   Balances
   --------------------------------------------------------------------------------------------------------------------------------
                                                                                Initial          Period End
      Securitization Value                                               $1,547,538,089        $822,058,312
      Reserve Account                                                       $81,245,750        $104,458,821
      Class A-1 Notes                                                      $180,000,000                  $0
      Class A-2 Notes                                                      $600,000,000         $54,520,223
      Class A-3 Notes                                                      $300,000,000        $300,000,000
      Class A-4 Notes                                                      $389,660,000        $389,660,000
      Subordinated Note                                                     $30,951,089         $30,951,089
      Class B Certificates                                                  $46,927,000         $46,927,000

   Current Collection Period
   --------------------------------------------------------------------------------------------------------------------------------
      Beginning Securitization Value                                       $865,427,267
         Principal Reduction Amount                                         $43,368,955
      Ending Securitization Value                                          $822,058,312

      Calculation of Required 2000-A SUBI Collection Account Amount
         Collections
            Receipts of Monthly Payments                                    $20,451,310
            Sale Proceeds                                                    $8,860,824
            Termination Proceeds                                            $24,753,271
            Recovery Proceeds                                                  $914,226
         Total Collections                                                  $54,979,631

         Servicer Advances                                                   $7,317,855
         Reimbursement of Previous Servicer Advances                       ($10,405,522)

      Required 2000-A SUBI Collection Account Amount                        $51,891,964

   Servicer Advance Amounts
   --------------------------------------------------------------------------------------------------------------------------------
      Beginning Period Unreimbursed Previous Servicer Advance               $19,624,942
      Current Period Monthly Payment Advance                                 $1,071,983
      Current Period Sales Proceeds Advance                                  $6,245,872
      Current Reimbursement of Previous Servicer Advance                   ($10,405,522)
      Ending Period Unreimbursed Previous Servicer Advances                 $16,537,275

   Collection Account
   --------------------------------------------------------------------------------------------------------------------------------
      Deposits to 2000-A SUBI Collection Account                            $51,891,964
      Withdrawals from 2000-A SUBI Collection Account
         Servicing Fees                                                        $721,189
         Note Distribution Account Deposit                                   $4,368,329
         Reserve Fund Deposit - Subordinated Noteholder Interest               $180,548
         Certificate Distribution Account Deposit                              $273,741
         Monthly Principal Distributable Amount                             $43,368,955
         Reserve Fund Deposit - Excess Collections                           $2,979,201
         Payments to Transferor                                                      $0
      Total Distributions from 2000-A SUBI Collection Account               $51,891,964

   Note Distribution Account
   --------------------------------------------------------------------------------------------------------------------------------
      Amount Deposited from the Collection Account                          $47,737,285
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Noteholders                                            $47,737,285

   Certificate Distribution Account
   --------------------------------------------------------------------------------------------------------------------------------
      Amount Deposited from the Collection Account                             $273,741
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Certificateholders                                        $273,741

                                                                     Page 1 of 2

   BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 03/31/02
   Distribution Date: 04/25/02
   --------------------------------------------------------------------------------------------------------------------------------
   Distributions
   --------------------------------------------------------------------------------------------------------------------------------
      Monthly Principal Distributable Amount                            Current Payment      Ending Balance   Per $1,000    Factor
      Class A-1 Notes                                                                $0                  $0        $0.00     0.00%
      Class A-2 Notes                                                       $43,368,955         $54,520,223       $72.28     9.09%
      Class A-3 Notes                                                                $0        $300,000,000        $0.00   100.00%
      Class A-4 Notes                                                                $0        $389,660,000        $0.00   100.00%
      Subordinated Note                                                              $0         $30,951,089        $0.00   100.00%
      Class B Certificates                                                           $0         $46,927,000        $0.00   100.00%

      Interest Distributable Amount                                     Current Payment          Per $1,000
      Class A-1 Notes                                                                $0               $0.00
      Class A-2 Notes                                                          $542,469               $0.90
      Class A-3 Notes                                                        $1,660,000               $5.53
      Class A-4 Notes                                                        $2,165,860               $5.56
      Subordinated Note                                                        $180,548               $5.83
      Class B Certificates                                                     $273,741               $5.83

   Carryover Shortfalls
   --------------------------------------------------------------------------------------------------------------------------------
                                                                 Prior Period Carryover     Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                         $0                  $0           $0
      Class A-2 Interest Carryover Shortfall                                         $0                  $0           $0
      Class A-3 Interest Carryover Shortfall                                         $0                  $0           $0
      Class A-4 Interest Carryover Shortfall                                         $0                  $0           $0
      Subordinated Note Interest Carryover Shortfall                                 $0                  $0           $0
      Certificate Interest Carryover Shortfall                                       $0                  $0           $0

   Reserve Account
   --------------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                     $104,458,821
      Beginning Period Amount                                              $104,458,821
      Net Investment Earnings                                                  $149,433
      Current Period Deposit                                                 $3,159,749
      Reserve Fund Draw Amount                                                       $0
      Release of Excess Funds                                                $3,309,182
      Ending Period Required Amount                                        $104,458,821
      Ending Period Amount                                                 $104,458,821

   Residual Value Losses
   --------------------------------------------------------------------------------------------------------------------------------
                                                                         Current Period          Cumulative
      Net Sale Proceeds                                                     $27,986,417        $349,462,534
      Residual Values                                                       $28,811,222        $366,076,493
      Residual Value Losses                                                    $824,805         $16,613,960

   Receivables Data
   --------------------------------------------------------------------------------------------------------------------------------
      Beginning of Period Lease Balance                                    $952,029,502
      End of Period Lease Balance                                          $904,436,409

      Delinquencies Aging Profile - End of Period Lease Balance           Dollar Amount          Percentage
         Current                                                           $840,320,435              92.91%
         1-29 days                                                          $54,071,705               5.98%
         30-59 days                                                          $7,639,458               0.84%
         60-89 days                                                          $1,798,560               0.20%
         90-119 days                                                           $188,518               0.02%
         120+ days                                                             $417,733               0.05%
         Total                                                             $904,436,409             100.00%
         Delinquent Receivables +30 days past due                           $10,044,269               1.11%

      Credit Losses                                                      Current Period          Cumulative
         Liquidated Lease Balance                                              $766,627         $10,517,684
         Liquidation Proceeds                                                  $568,133          $7,537,051
         Recovery Proceeds                                                       $9,291            $117,004
         Net Credit Losses                                                     $189,203          $2,863,629

   Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.

                                                                     Page 2 of 2